FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 9, 2001


                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
                      -------------------------------------
           (Exact name of registrants as specified in their charters)

                                    Delaware
                                    Delaware
                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               333-56679                       14-1803051
              333-56679-02                     14-1801165
              333-56679-01                     14-1801164
              333-56679-03                     14-1803049
              ------------                     ----------
        (Commission File Number) (Federal Employer Identification Number)


                12405 Powerscourt Drive
                 St. Louis, Missouri                          63131
                  -------------------                          -----
        (Address of Principal Executive Offices)             (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER ITEMS.

         On October 9, 2001, Charter Communications, Inc. (the Company), the Manager of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and sole director of Renaissance Media Capital Corporation, announced that the Company's Board of Directors has selected Carl Vogel as its new President and Chief Executive Officer effective immediately. Mr. Vogel also has been named a member of the Company's Board of Directors and its Executive Committee. A copy of the press release is being filed as Exhibit
99.1 with this report.

ITEM 7. EXHIBITS.

      99.1    Press release dated October 9, 2001  *

------------------------------

      *    filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.


                              RENAISSANCE MEDIA GROUP LLC
                              RENAISSANCE MEDIA (LOUISIANA) LLC
                              RENAISSANCE MEDIA (TENNESSEE) LLC

Dated: October 11, 2001       By: CHARTER COMMUNICATIONS, INC.
                                  ----------------------------
                                  their Manager

                              By: /s/ KENT D. KALKWARF
                                  --------------------
                              Name:  Kent D. Kalkwarf
                              Title: Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial Officer and Principal
                              Accounting Officer) of Charter Communications, Inc. (Manager), Renaissance Media Group LLC; Renaissance Media (Louisiana) LLC; and Renaissance Media (Tennessee) LLC


                              RENAISSANCE MEDIA CAPITAL
                              CORPORATION

Dated: October 11, 2001       By: /s/ KENT D. KALKWARF
                                  --------------------
                              Name:  Kent D. Kalkwarf
                              Title: Executive Vice President and Chief
                              Financial Officer
                              (Principal Financial Officer and Principal
                              Accounting Officer)

EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99.1          Press release dated October 9, 2001.